UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21881

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—87.5%
Alaska—1.1%
$1,000,000	AK Municipal Bond Bank Authority	5.000%		02/01/2034	$1,113,300

Arizona—3.4%
100,000	AZ IDA (Mater Academy of Nevada)	5.250		12/15/2038	100,126
1,000,000	Maricopa County, AZ IDA (Benjamin Franklin Charter School)	6.000		07/01/2052	1,045,620
2,000,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2037	2,292,300
					3,438,046

California—10.6%
5,000,000	CA Allan Hancock Joint Community College District	0.000	[1]	08/01/2047	3,072,550
10,800,000	CA Silicon Valley Tobacco Securitization Authority	7.049	[2]	06/01/2056	763,128
2,000,000	Oak Grove, CA School District	0.000	[1]	08/01/2042	978,700
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000		03/01/2041	1,114,660
1,670,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000		03/01/2047	1,852,681
4,950,000	Westminster, CA School District	0.000	[1]	08/01/2048	2,873,772
					10,655,491

Colorado—0.5%
500,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	503,140

District of Columbia—1.5%
1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.000		10/01/2053	1,549,740

Florida—0.1%
100,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	100,580

Georgia—2.0%
100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	99,204
235,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	234,037
165,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	165,950
115,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	113,546
1,000,000	GA Municipal Electric Authority	5.000		01/01/2044	1,089,110
100,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[3]	12/01/2053	100,293

1      OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Georgia (Continued)
$250,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375%	12/01/2053	$251,165
				2,053,305

Hawaii—1.5%
1,500,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric/Hawaiian Electric Light Company)	6.500	07/01/2039	1,530,345

Illinois—0.1%
25,000	Chicago, IL GO	4.500	01/01/2028	25,035
30,000	Chicago, IL GO	4.500	01/01/2028	30,042
70,000	IL GO	4.000	09/01/2025	70,102
				125,179

Iowa—0.3%
100,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)	6.000	10/01/2048	105,102
200,000	IA Tobacco Settlement Authority (TASC)	5.625	06/01/2046	199,986
				305,088

Kentucky—1.7%
1,500,000	KY Property & Building Commission	5.000	05/01/2032	1,720,095

Massachusetts—2.9%
2,555,000	MA Transportation Fund (Rail Enhancement & Accelerated Bridge Programs)	5.000	06/01/2047	2,889,705

Michigan—1.6%
150,000	Detroit, MI Downtown Devel. Authority	5.000	07/01/2043	158,545
1,350,000	Detroit, MI Downtown Devel. Authority	5.000	07/01/2048	1,424,858
				1,583,403

Minnesota—30.6%
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	25,568
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)	5.000	04/01/2027	1,005,080
500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	525,620
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	263,970
125,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)	3.000	01/01/2019	125,000
565,000	Breckenridge, MN (Catholic Health Initiatives)	5.000	05/01/2030	571,215
650,000	Brooklyn Park, MN Charter School (Athlos Leadership Academy)	5.500	07/01/2035	664,579
500,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)	5.000	03/01/2039	490,625

2      OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$410,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375%	09/01/2026	$408,339
10,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.500	09/01/2033	9,696
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,060,120
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	197,446
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	771,540
1,800,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	1,753,848
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,147,410
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2050	1,042,060
460,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200	10/01/2027	453,615
500,000	Hayward, MN Hsg. & Health Care Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	515,005
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	115,577
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,092
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,205
3,227	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	3,228
21,078	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	21,179
20,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.520	03/01/2041	20,290
1,275,000	Minneapolis, MN Charter School (Yinghua Academy)	6.000	07/01/2043	1,327,313
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)	6.000	12/01/2040	536,525
1,150,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	1,145,343
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	193,188
150,000	MN HEFA (College of St. Scholastica)	6.000	12/01/2028	154,668
500,000	MN HEFA (College of St. Scholastica)	6.300	12/01/2040	514,340
500,000	MN HEFA (Hamline University)	5.000	10/01/2040	526,520
500,000	MN HEFA (Hamline University)	6.000	10/01/2032	554,265
1,050,000	MN HFA (Rental Hsg.)	5.300	08/01/2044	1,118,303
265,000	MN HFA (Residential Hsg.)[4]	5.050	07/01/2034	266,995
285,000	MN HFA (Residential Hsg.)[4]	5.100	01/01/2040	287,004
750,000	MN Municipal Power Agency	5.250	10/01/2035	791,033
500,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.500	07/01/2045	503,555
1,000,000	Ramsey, MN (Pact Charter School)	5.500	12/01/2033	1,033,850

3      OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.875%	07/01/2030	$789,623
200,000	St. Louis Park, MN EDA (Hoigaard Village)[4]	5.000	02/01/2023	200,090
100,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.500	07/01/2029	101,803
3,705,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.750	07/01/2039	3,776,358
500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	488,280
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	25,731
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	25,742
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,120
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	281,313
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)	6.375	09/01/2031	404,524
500,000	St. Paul, MN Hsg. & Redevel. Authority (Twin Cities Academy)	5.300	07/01/2045	506,020
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,377,008
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	899,973
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	509,975
				30,880,769

Missouri—2.6%
2,395,000	St. Louis, MO Land Clearance Authority (Scottrade Center)	5.000	04/01/2048	2,582,577

New Jersey—0.1%
100,000	NJ EDA (Golden Door Charter School)	6.500	11/01/2052	106,644

New York—8.0%
2,000,000	L.I., NY Power Authority	5.000	09/01/2042	2,247,820
2,000,000	NY MTA, Series B	5.000	11/15/2044	2,156,700
1,395,000	NYS Thruway Authority	5.250	01/01/2056	1,545,297

4      OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,000,000	Syracuse, NY IDA (Carousel Center)	5.000%	01/01/2034	$2,151,280
				8,101,097

Ohio—0.5%
500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	540,480

Pennsylvania—0.9%
750,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2031	844,793

South Carolina—1.6%
1,500,000	SC Public Service Authority	5.000	12/01/2050	1,572,795

Tennessee—0.1%
100,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125	06/01/2036	103,583

Texas—4.8%
2,000,000	Austin, TX Community College District	5.000	08/01/2042	2,234,720
500,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.125	08/15/2048	506,050
1,860,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	2,127,133
				4,867,903

Utah—2.8%
1,000,000	Salt Lake City, UT Airport	5.000	07/01/2043	1,114,300
1,500,000	Salt Lake City, UT Airport	5.000	07/01/2047	1,682,835
				2,797,135

Virginia—1.0%
1,000,000	Farmville, VA IDA (Longwood Hsg. Foundation)	5.000	01/01/2055	1,035,810

Wisconsin—7.2%
1,235,000	Somers Village, WI Tax Increment	4.850	06/01/2036	1,262,318
2,100,000	WI Public Finance Authority (CHF-Wilmington-University of North Carolina)	5.000	07/01/2058	2,237,193
2,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)	5.000	09/30/2049	2,152,320
1,500,000	WI Public Finance Authority Educational Facility (Wingate University)	5.250	10/01/2048	1,584,210
				7,236,041

Total Investments, at Value (Cost $85,165,877)—87.5%				88,237,044
Net Other Assets (Liabilities)—12.5				12,658,264
Net Assets—100.0%				$100,895,308

5      OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CHF	City Hospital Foundation
EDA	Economic Devel. Authority
GHP	Group Health Plan
GO	General Obligation
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HIC	HealthPartners Insurance Company
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HP	HealthPartners
HPA	HealthPartners Administrators
IDA	Industrial Devel. Agency
L.I.	Long Island
MTA	Metropolitan Transportation Authority
NYS	New York State
PHS	Pinnacle Health System
PNC	Park Nicollet Clinic
PNHCP	Park Nicollet Health Care Products
PNHS	Park Nicollet Health Services
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
VOA	Volunteers of America

6      OPPENHEIMER MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Municipal Fund (the “Fund”), (prior to October 15, 2018, the Fund was named Oppenheimer Rochester Minnesota Municipal Fund), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by

7      OPPENHEIMER MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$1,113,300	$—	$1,113,300
Arizona	—	3,438,046	—	3,438,046
California	—	10,655,491	—	10,655,491

8      OPPENHEIMER MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Colorado	$ —	$503,140	$ —	$503,140
District of Columbia	—	1,549,740	—	1,549,740
Florida	—	100,580	—	100,580
Georgia	—	2,053,305	—	2,053,305
Hawaii	—	1,530,345	—	1,530,345
Illinois	—	125,179	—	125,179
Iowa	—	305,088	—	305,088
Kentucky	—	1,720,095	—	1,720,095
Massachusetts	—	2,889,705	—	2,889,705
Michigan	—	1,583,403	—	1,583,403
Minnesota	—	30,880,769	—	30,880,769
Missouri	—	2,582,577	—	2,582,577
New Jersey	—	106,644	—	106,644
New York	—	8,101,097	—	8,101,097
Ohio	—	540,480	—	540,480
Pennsylvania	—	844,793	—	844,793
South Carolina	—	1,572,795	—	1,572,795
Tennessee	—	103,583	—	103,583
Texas	—	4,867,903	—	4,867,903
Utah	—	2,797,135	—	2,797,135
Virginia	—	1,035,810	—	1,035,810
Wisconsin	—	7,236,041	—	7,236,041

Total Assets	$ —	$88,237,044	$ —	$88,237,044

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

3. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”).

9      OPPENHEIMER MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate

10      OPPENHEIMER MUNICIPAL FUND

3. Investments and Risks (Continued)

securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

11      OPPENHEIMER MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 10% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

At period end, the Fund held no inverse floating rate securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed

12      OPPENHEIMER MUNICIPAL FUND

3. Investments and Risks (Continued)

delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$2,737,167

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment. There were no securities not accruing interest at period end.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

13      OPPENHEIMER MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and

14      OPPENHEIMER MUNICIPAL FUND

5. Pending Acquisition (Continued)

will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

15      OPPENHEIMER MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019